Exhibit 10(o)

                           FIRST AMENDMENT dated as of November 15, 2001 (this
                  "Amendment"), among THE VALSPAR CORPORATION, a Delaware corporation (the "Company"); the BORROWING SUBSIDIARIES from time to time party thereto; the LENDERS party hereto; and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

         A. Reference is made to the Five-Year Credit Agreement dated as of November 17, 2000 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company; the Lenders from time to time party thereto; Chase Manhattan International Limited, as London agent; Chase Securities Australia Limited (ABN 52 002 88011), as Australian agent; and Bank of America, N.A., Citicorp USA, Inc. and Wachovia Bank, N.A.; as co-syndication agents and co-documentation agents; and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         B. The Company has requested that the Lenders amend certain provisions of the Credit Agreement. The Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Article 1 of the Credit Agreement. Article I of the Credit Agreement is hereby amended by deleting clause (vi) in its entirety in the definition of "Consolidated EBITDA" and substituting therefor "(vi) charges, to the extent such charges do not exceed $40,000,000 in the aggregate, associated with addbacks related to the restructuring program and other initiatives to eliminate redundant facilities from the Lilly Acquisition and to accelerate performance improvement".

         SECTION 2. Amendment to Section 5.03. The table appearing in Section
5.03 of the Credit Agreement is hereby deleted and replaced with the following table:

                   Period                                    Ratio
                   ------                                    -----

Through first anniversary of Effective Date                4.75:1.00
(i.e. through December 20, 2001)

Day after first anniversary of Effective Date              4.00:1.00
through second anniversary of Effective Date
(i.e. December 21, 2001 through December 20,
2002)

Day after second anniversary of Effective Date             3.50:1.00
through third anniversary of Effective Date
(i.e. December 21, 2002 through December 20,
2003)

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                   Period                                    Ratio
                   ------                                    -----

Day after third anniversary of Effective Date              3.25:1.00
through fourth anniversary of Effective Date
(i.e. December 21, 2003 through December 20,
2004)

Day after fourth anniversary of the Effective Date         3.00:1.00
and thereafter (i.e. December 21, 2004 and thereafter)

         SECTION 3. Representations, Warranties and Agreements. Each of the Company and the Borrowing Subsidiaries hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

              (a) its representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date;

              (b) it has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment;

              (c) the execution, delivery and performance by it of this Amendment and the performance by it of the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and
     (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of its certificate or articles of incorporation or other constitutive documents or by-laws, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which it is a party or by which any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or
     (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by it;

              (d) this Amendment has been duly executed and delivered by it, and each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity; and

              (e) as of the date of effectiveness of this Amendment under
     Section 4, no Event of Default or Default has occurred and is continuing.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent:

              (a) the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company, each of the Borrowing Subsidiaries, the Administrative Agent and the Required Lenders;

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              (b) all legal matters incident to this Amendment shall be
     satisfactory to the Required Lenders, the Administrative Agent and Cravath, Swaine & Moore, counsel for the Administrative Agent; and

              (c) the Administrative Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

         SECTION 5. Amendment Fee. In consideration of the consent provided by the consenting Lenders, the Company agrees to pay, upon the effectiveness of the Amendment, to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on November 5, 2001, an amendment fee equal to 0.05% of the sum of the outstanding Revolving Exposure and unused Commitment of such Lender.

         SECTION 6. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 9. Expenses. The Company agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


THE VALSPAR CORPORATION,

by
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Name:
Title:

ENGINEERED POLYMER SOLUTIONS, INC.,

by
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Name:
Title:

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THE VALSPAR (UK) HOLDING CORPORATION LTD.,

by
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Name:
Title:

THE VALSPAR (SWITZERLAND) HOLDING CORPORATION A.G.,

by
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Name:
Title:

DYFLEX B.V.,

by
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Name:
Title:

FORTON B.V.,

by
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Name:
Title:

EXECUTED by THE VALSPAR               )
(AUSTRALIA) HOLDINGS PTY              )
LIMITED in accordance with section    )         --------------------------------
127(1) of the Corporations Law by     )         Signature of director
authority of its directors in the     )
presence of:                          )         --------------------------------
                                      )         Name of director (block letters)
                                      )
                                      )
Signature of witness                  )         --------------------------------
                                      )         Signature of director
                                      )
Name of witness (block letters        )         --------------------------------
                                                Name of director (block letters)

THE CHASE MANHATTAN BANK,
individually and as Administrative Agent,

by
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Name:
Title: